UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 3, 2005
                                                           ------------


                            New Frontier Media, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

          000-23697                                   84-1084061
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   (Commission File Number)              (IRS Employer Identification Number)


           7007 Winchester Circle, Suite 200, Boulder, Colorado 80301
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                    (Address of Principal Executive Offices)

                                 (303) 444-0900
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 3, 2005, the Board of Directors of New Frontier Media, Inc. appointed as New Frontier Media's President Ken Boenish, who is also President of its wholly owned subsidiary, Colorado Satellite Broadcasting, Inc. (doing business as The Erotic Networks). Prior to Mr. Boenish's appointment, New Frontier Media did not have a President. Michael Weiner, our Chief Executive Officer, served as President until January 2004, at which time he was promoted to Chief Executive Officer. Mr. Boenish will continue to serve as President of The Erotic Networks, and the terms of his employment continue to be governed by the employment agreement between The Erotic Networks and Mr. Boenish.

The full text of our press release announcing Mr. Boenish's appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1      Press release of New Frontier Media, Inc. issued June 9, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEW FRONTIER MEDIA, INC.


Dated: June 9, 2005                       By:  /s/ Michael Weiner
                                               --------------------------
                                               Michael Weiner, CEO